                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   August 4, 1997
                                                          --------------



                             SMARTFLEX SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                         Commission File Number: 0-26472



               DELAWARE                                   33-0581151
--------------------------------------------------------------------------------
     (State or other jurisdiction                      (I.R.S. Employer
   of incorporation or organization)                  Identification No.)



14312 Franklin Avenue, Tustin, California                 92781-2085
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



                                  (714)838-8737
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)




                                     Page 1
                            Exhibit Index on Page 3

ITEM 5.  OTHER EVENTS.

         On August 4, 1997, Smartflex Systems, Inc. ("Smartflex") announced the appointment of John Hohener as Vice President Finance and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

         Additionally, on August 4, 1997, Smartflex also announced the appointment of Hal Schoenberg as Director of Quality. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Exhibit
  Number
  -------
   99.1 Press release issued on August 4, 1997, by the Registrant announcing the appointment of John Hohener as Vice President of Finance and Chief Financial Officer.

   99.2 Press release issued on August 4, 1997, by the Registrant announcing the appointment of Hal Schoenberg as Director of Quality.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SMARTFLEX SYSTEMS, INC.
                                       ---------------------------
                                            (Registrant)


September 3, 1997                      By: /s/ WILLIAM L. HEALEY
-----------------                          -----------------------
       Date                                    William L. Healey
                                               President and Chief
                                               Executive Officer

                                INDEX TO EXHIBITS


Exhibit
Number      Description
-------     -----------

 99.1 Press release issued on August 4, 1997, by the Registrant announcing the appointment of John Hohener as Vice President of Finance and Chief Financial Officer

 99.2 Press release issued on August 4, 1997, by the Registrant announcing the appointment of Hal Schoenberg as Director of Quality




                                     Page 3